Exhibit 99.1

CNOB February 2022 Investor Presentation

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with $8.1 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a "branch-lite" model, making for a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

$8.1 Billion in Total Assets

Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions

Commercial Clients a Primary Focus

90% of loan portfolio

65% of deposit base

Robust Performance & Profitability

Q4 2021 1.63% Return on Average Assets

Q4 2021 2.28% Pre-Provision Net Revenue[1] / Avg. Assets

Q4 2021 16.0% ROATCE[1]

Strong Culture

Client first and sense of urgency in every business decision from top to bottom of organization

Best-in-Class Efficiency

One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

$8.1B
in assets
Dec. 31, 2021

$6.3B
in deposits
Dec. 31, 2021

$6.8B
in loans
Dec. 31, 2021

Source: Company Filings, S&P Global Market Intelligence
1. *Please refer to Non-GAAP reconciliation in Appendix.*

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High Operating Performance 3 2021 Q4 Financial Highlights Note: See Appendix 1. PPNR represents pre - tax net income excluding the impact of merger and restructuring charges and provision for loan losses. See appendix for a reconciliation of GAAP and non - GAAP measures. 2. As reported by S&P Global Intelligence 3. Excludes loans secured by taxi medallions 2.28% PPNR 1 as a % of average assets 1.67% Core Return on Assets 2 11.7% T1 Leverage Ratio 3.75% Net Interest Margin 37.0% Efficiency Ratio 0.48% Non - performing Asset Ratio 3 15.0% YoY TBV /Share Growth 16.0% Return on Tangible Common Equity

4 Strong Core Net Interest Margin Source: Company Filings, S&P Global Market Intelligence 1. Represents average rates for the full year periods. 2. Net Interest Margin and Interest - Earnings Assets are reflected on a fully taxable equivalent basis. 3. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP & WASH. Strong Core NIM Well Positioned for Current Rate Environment Yields and Costs Net Interest Margin 2 4.43% 4.47% 4.68% 5.08% 4.80% 4.59% 4.17% 4.29% 4.49% 4.87% 4.47% 4.20% 0.84% 0.89% 1.29% 1.62% 1.08% 0.58% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y Loans Interest-earning Assets Cost of Funds 3.40% 3.40% 3.40% 3.35% 3.09% 3.02% 3.38% 3.45% 3.28% 3.35% 3.46% 3.66% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y Peers CNOB

5 Robust Profitability and Capital Generation Source: Company Filings, S&P Global Market Intelligence Note: Please refer to Non - GAAP reconciliation in Appendix. . 1 As reported by S&P Global Market Intelligence, peers include BHLB , BRKL , CUBI , EBTC , EGBN , FFIC , FLIC, INDB , LBAI , OCFC , PFS , PGC , SASR , UVSP , and WASH. Tangible Book Value per Share Growth Return on Average Assets 0.73% 0.93% 1.17% 1.22% 0.96% 1.69% 0.90% 0.95% 1.07% 1.12% 0.82% 1.19% 2016y 2017y 2018y 2019y 2020Y 2021Y CNOB Peers(1) (1) $11.96 $13.01 $14.42 $16.06 $17.49 $20.12 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y

Non - Interest Income 6 Diversification of Revenue Gains on Sale • SBA Division • Commercial • Residential BoeFly • Strong fee income momentum • Growing opportunities to expand product set Minimal dependency on income streams subject to regulatory pressures

Diversified and Granular Loan Portfolio

($ in millions)

Select Loan Portfolio Details as of December 31, 2021

Segment	$M	% of Total	Underwriting Standards
Construction	**$540**	**8%**	▪ Project feasibility ▪ Developers background and expertise ▪ Strict loan to cost advances ▪ Rental fallback ▪ Plan and cost review ▪ Interest reserve ▪ Personal guarantees with reliance on liquidity ▪ Bank engineer oversight and inspection ▪ Leveraging technology using built software in the construction monitoring process
Multifamily	**$2,337**	**35%**	▪ Principals well known in multifamily space ▪ Successful history of strong investments and management track record ▪ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Current policy has floor of 5% cap rate ▪ Leverage proprietary underwriting; do not rely solely on borrower expense estimates ▪ Limiting cash out refinancing to a 65% LTV
Non-owner Occupied CRE	**$1,853**	**27%**	▪ Principals well known in investment real estate industry with history of low vacancy projects ▪ Property well positioned for the rental market ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Personal guarantees with reliance on liquidity
Business Loans	**$1,749**	**26%**	▪ Strong financial controls and well known accounting firm with satisfactory peer review ▪ Low leverage balance sheet with good liquidity ratios ▪ Proven profitability / strong profit margin in stable industry ▪ Personal guarantees with reliance on liquidity ▪ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	**$266**	**4%**	
Total Loans:	**$6,745**	**100%**	

Source: Company Filings, Regulatory Filings, and Company Designations

Note: Numbers may not sum to 100% due to rounding. Total Loans is gross of unearned net origination fees and excludes PPP and loans held-for-sale.

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8 Loan Portfolio Detail (excludes PPP) ($ in millions) Note: Numbers may not sum to 100% due to rounding. Type Balance Percentage Type Balance Percentage CRE - Other / Misc $ 548 8% OOC - Retail $ 154 2% CRE - Retail 482 7% OOC - Warehouse / Industrial 128 2% CRE - Office 260 4% OOC - Office 121 2% CRE - Warehouse / Industrial 234 3% OOC - Office / Warehouse or Mixed Use 102 2% CRE - Mixed Use 181 3% OOC - Other 76 1% CRE - Land Loan for Future Development 113 2% Total CRE - Owner Occupied 581 9% CRE - Land Loan (Land Only) 35 <1% Total CRE - Non - Owner Occupied 1,853 27% C&I - Service 333 5% C&I - CRE 216 3% Construction - Multifamily 252 4% Commercial - Schools 181 3% Construction - Other 199 3% C&I - Other 138 2% Construction - 1 to 4 Family 89 1% C&I - Contactors 106 2% Total Construction 540 8% C&I - Distribution 87 1% Total CRE - Other $ 2,393 35% C&I - Transportation 76 <1% C&I - Residential 1 to 4 Family 31 <1% Multi Family - 25 to 64 units $ 770 11% Total C&I 1,168 17% Multi Family - 10 to 24 unit 588 9% Total Business Loans $ 1,749 26% Multi Family - 100 units or more 482 7% Multi Family - 64 to 99 units 256 4% Residential - 1st Lien $ 211 3% Multi Family - 5 units to 9 units 241 4% Home Equity and Other 55 1% Total Multifamily $ 2,337 35% Total Residential $ 266 4% Other CRE , 35% Multifamil y , 35% Business Loans , 26% Residential/ Consumer , 4%

9 High Quality Asset Composition and Reserves Nonperforming Assets / Total Assets Net Charge - Offs / Avg. Loans Loan Loss Reserves / Loans Receivable ACL By Segment Type as of December 31, 2021 * Reflects “Allowance for Credit Losses” in accordance with the Company’s adoption of CECL in 2021, prior periods reflect “Al low ance for Loan Losses.” Source: Company Filings, S&P Global Market Intelligence 0.74% 0.76% 0.77% 0.75% 1.27% 1.15% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 0.14% 0.38% 0.44% 0.42% 0.51% 0.48% 1.57% 1.29% 0.95% 0.80% 0.82% 0.76% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y NPAs Excl. Taxi / Total Assets NPAs / Total Assets Segment Type Balance ($000) Commercial $25,968 Commercial Real Estate 45,590 Commercial Construction 3,580 Residential Real Estate 3,628 Consumer 7 Allowance for Credit Losses - Loans $78,773 Allowance for Credit Losses - Unfunded Commitments 2,351 Total Allowance for Credit Losses $81,124 0.08% 0.00% 0.02% 0.07% 0.00% 0.03% 1.18% 0.00% 0.41% 0.09% 0.00% 0.03% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y NCOs Excl. Taxi / Avg. Loans Excl. Taxi Total NCOs / Avg. Loans

10 Strong Underwriting Culture  Disciplined LTV and DSC standards  Loan origination process supported by specialized teams of credit analysts  High - quality direct commercial lending platform with little or no reliance on participants or wholesale purchases  Prudent growth Multi - Faceted Stress Testing  Every loan tested during underwriting process  Quarterly modeling performed in conjunction with ALCO processes  Semi - annual third - party review conducted on approximately two - thirds of the portfolio Continued Focus on Loan Monitoring  Team of portfolio managers and loan workout specialists Proactive Workout Process  Reflective of philosophy to aggressively address impaired assets in a timely fashion Underwriting Process  Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)  Lending authority is limited to aggregation of debt to single borrower / group of related borrowers  Tech investments reinforce thorough, efficient process Credit Officer Approval CEO, CLO and CCO Review Board Loan Committee Approval Comprehensive Underwriting

Deposit Franchise 11 Deposit Composition as of 12/31/2021 Total Deposits $6.3 billion 2021 Average Cost of Total Deposits 0.40% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Year Ended 2016 Year Ended 2017 Year Ended 2018 Year Ended 2019 Year Ended 2020 Year Ended 2021 Average Total Deposits CAGR 15% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Year Ended 2016 Year Ended 2017 Year Ended 2018 Year Ended 2019 Year Ended 2020 Year Ended 2021 Average Demand Noninterest - bearing Deposits CAGR 18% Demand Noninterest - bearing 26% Nonmaturity interest - bearing 56% Time 18%

Organic Growth Opportunities to expand as a result of post - pandemic trends 12 Our target market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses Dynamic Expansion Densely populated, lucrative markets Strong demand for personalized service among small to mid - sized business owners Diverse economy provides numerous avenues for revenue expansion, while also remaining resilient during severe economic downturns Roots in NY/NJ metro area allow the bank to expand with clients as they build out - of - state outposts Digital Investments coupled with ability to attract top talent allows for dynamic expansion

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued



Market Expansion
GREATER HUDSON BANK
Leverage Infrastructure
Bank of New Jersey
ConnectOne
Innovation
boefly

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution was earned back in a very short timeframe
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based FinTech company. With dynamic patented technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk

- **BoeFly operates as an independent subsidiary**
- **ConnectOne is now one of many partners in the BoeFly network of lenders**
- **Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division**
- **Established digital loan origination platform**

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14 Active M&A Environment Opportunities in Market Disruption Talent • We’ve experienced increased success in attracting revenue generating talent . • Due to disruption , individuals are seeking out ConnectOne. New Business • The opportunity to pick up clients who have been displaced by transactions creates an opportunity for ConnectOne to accelerate our organic growth . New Markets • New team members coupled with new business allows us to expand our reach into new markets .

15 Acceleration of Growth: Tech - Forward Leadership Building the Future of Banking  Investments in technology support the growth of ConnectOne’s high performance, low efficiency model  Continued investment to enhance the bank’s online and mobile channels  Investments in solutions that reimagine bank processes and workflows while enhancing security and compliance measures  Partnerships with providers outside of the banking industry to build powerful embedded banking solutions Building a Leading Commercial Bank, Powered by Best in Class Technology Building a Modern Banking Ecosystem

Acceleration of Growth: Tech-Forward Leadership

Capitalizing on Niche Specific Opportunities

BoeFly

With both patented and proprietary technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the United States.

- BoeFly operates as a separate, independent division
- Established digital loan origination platform with opportunities to expand product offering
- Builds fee revenue and allows ConnectOne to jumpstart recently established SBA division
- ConnectOne participates as a partner in the BoeFly network of lenders

Today's BoeFly Ecosystem



ConnectOneBank
a better place to be
boefly
Franchisee submits application for vetting and qualification
Completes background check, receives franchisor approval, and potential funding options
Completed small business loan packages
BoeFly provides franchisors vetted and qualified franchisee applicants
Potential Franchisees
Banks
Franchisors

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One of the Best Efficiency Ratios in the Industry 17 Best - In - Class Efficiency Historical Operating Performance Historical Operating Performance Locations utilize technology to serve as “business hubs” supporting clients beyond geographic footprint $ 18.4MM Assets Per Employee Efficiency ratio includes investments in infrastructure to propel the franchise past $10B Source: Company Filings, S&P Global Market Intelligence Note: Please refer to Non - GAAP reconciliation in Appendix. 1 CNOB disclosed Operating Efficiency Ratio and Operating NIE / Avg. Assets. 2 Efficiency Ratio and Noninterest Expense / Avg. Assets as reported by S&P Global Market Intelligence. Peers include BHLB, BRK L, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH. 41.4% 40.1% 41.4% 41.9% 40.9% 38.3% 59.0% 55.8% 54.8% 54.9% 56.2% 55.8% 1.35% 1.34% 1.32% 1.36% 1.39% 1.38% 2.08% 2.10% 2.10% 2.09% 1.92% 1.91% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y CNOB Efficiency Ratio Peers Efficiency Ratio CNOB Operating NIE / Avg. Assets Peers Operating NIE / Avg. Assets

Strategy & Vision 18 Consistent Financial Performance - Among Best - in - Class Solid Credit Culture with Disciplined Lending Philosophy Track Record of Superior Organic Growth Financially Prudent Acquiror and Experienced & Efficient Merger Integrator Benefitting from Current Industry Consolidation and Disruption Capital Strength and Flexibility, Enhanced Further Through Preferred Offering Committed to Future State of Banking, Technology and Operational Efficiency CNOB : A Compelling Investment Opportunity

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Appendix

Reconciliation of GAAP and Non - GAAP Measures 21 Source: Company Filings 1 Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equi ty. 2 Adjusted net interest margin excludes impact of purchase accounting fair value marks.

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)

	As of or For the Quarters Ended,				As of or For the Years Ended December 31,				
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	2017	2018	2019	2020	2021
Efficiency Measures									
Total Noninterest Expenses	$ 28,084	$ 28,183	$ 26,259	$ 26,485	$ 78,759	$ 70,454	$ 92,228	$ 121,001	$ 109,011
Amortization of Core Deposit Intangibles	(483)	(483)	(508)	(507)	(724)	(627)	(1,408)	(2,559)	(1,981)
Merger Expenses	-	-	-	-	-	(1,335)	(8,955)	(14,640)	-
FDIC Small Bank Assessment of Credit	-	-	-	-	-	-	1,310	-	-
Loss on Extinguishment of Debt	-	-	-	-	-	-	(1,047)	-	-
Increase in Valuation Allowance, Loans Held-for-Sale	-	-	-	-	(15,592)	-	-	-	-
Foreclosed Property Expense	-	-	-	-	(248)	(266)	(81)	3	-
Operating Noninterest Expense	**$ 27,601**	**$ 27,700**	**$ 25,751**	**$ 25,978**	**$ 62,195**	**$ 68,226**	**$ 82,047**	**$ 103,805**	**$ 107,030**
Net Interest Income (Tax Equivalent Basis)	$ 70,890	$ 68,761	$ 63,418	$ 61,581	$ 148,481	$ 159,140	$ 187,964	$ 239,879	$ 264,650
Noninterest Income	3,777	4,016	4,472	3,426	8,204	5,473	8,035	14,400	15,691
Insurance Company Recovery	-	-	-	-	-	-	-	-	-
Net (Gains) / Losses on Equity Securities	-	-	-	(674)	-	266	(294)	(202)	(674)
Net (Gains) / Losses on Sales of Securities	-	-	(195)	-	(1,596)	-	280	(29)	(195)
Operating Revenue	**$ 74,667**	**$ 72,777**	**$ 67,695**	**$ 64,333**	**$ 155,089**	**$ 164,879**	**$ 195,985**	**$ 254,048**	**$ 279,472**
Average Assets	$ 8,027,169	$ 7,837,997	$ 7,566,677	$ 7,547,651	$ 4,629,380	$ 5,159,567	$ 6,014,535	$ 7,453,474	$ 7,735,228
Operating Efficiency Ratio[1] (non-GAAP)	**37.0%**	**38.1%**	**38.0%**	**40.4%**	**40.1%**	**41.4%**	**41.9%**	**40.9%**	**38.3%**
Operating NIE / Average Assets	**1.36%**	**1.40%**	**1.37%**	**1.40%**	**1.34%**	**1.32%**	**1.36%**	**1.39%**	**1.38%**

Source: Company Filings

1 Operating noninterest expense divided by operating revenue.

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Reconciliation of GAAP and Non - GAAP Measures, Continued 23 Source: Company Filings 1 Tangible common equity divided by common shares outstanding at period end. ($'s in thousands, except per share data) As of or For the Years Ended December 31, Dec. 31, 2021 Sep. 30, 2021 Jun. 30, 2021 Mar. 31, 2021 2017 2018 2019 2020 2021 Book Value Per Share: Common Equity 1,013,285$ 987,506$ 964,960$ 935,637$ 565,437$ 613,927$ 731,190$ 915,310$ 1,013,285$ Less: Intangible Assets (217,369) (217,852) (218,335) (218,842) (148,273) (147,646) (168,034) (219,349) (217,369) Tangible Common Equity 795,916$ 769,654$ 746,625$ 716,795$ 417,164$ 466,281$ 563,156$ 695,961$ 795,916$ Common Shares Outstanding 39,568,090 39,602,199 39,794,815 39,773,602 32,071,860 32,328,542 35,072,066 39,785,398 39,568,090 Tangible Book Value Per Share¹ (non-GAAP) 20.12$ 19.43$ 18.76$ 18.02$ 13.01$ 14.42$ 16.06$ 17.49$ 20.12$ As of or For the Quarters Ended,

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Years Ended December 31, 2016	2017	2018	2019	2020	2021
Net Loan Charge-Off (Recoveries) Detail:						
Average Loans (Including Loans Held-for-Sale and Nonaccrual Loans)	$ 3,355,452	$ 3,811,922	$ 4,330,874	$ 5,049,458	$ 6,198,753	$ 6,419,610
Net Loan Charge-Offs (Recoveries):						
Charge-Offs	$ 39,573	$ 239	$ 18,011	$ 5,076	$ 900	$ 2,397
Recoveries	(45)	(243)	(117)	(315)	(833)	(405)
Net Loan Charge-Offs (Recoveries)	$ 39,528	$ (4)	$ 17,894	$ 4,761	$ 67	$ 1,992
Net Taxi Charge-Offs	$ 36,750	$ -	$ 17,000	$ 1,000	$ -	$ -
Net Loan Charge-Off (Excluding Taxi Net Charge-Offs)	$ 2,778	$ (4)	$ 894	$ 3,761	$ 67	$ 1,992
Net Loan Charge-Offs (Recoveries) as a % of Average Loans Receivable (Annualized)	1.18%	(0.00%)	0.41%	0.09%	0.00%	0.03%
Net Loan Charge-Offs (Recoveries) (Excluding Taxi Net Charge-Offs) as a % of Average Loans Receivable (Annualized)	0.08%	(0.00%)	0.02%	0.07%	0.00%	0.03%
Asset Quality						
Nonaccrual Taxi Medallion Loans	$ -	$ 46,765	$ 28,043	$ 23,431	$ 23,024	$ 23,018
Nonaccrual Taxi Medallion Loans Held-for-Sale	63,044	-	-	-	-	-
Nonaccrual Loans (Excluding Taxi Medallion Loans)	5,734	18,848	23,812	26,050	38,672	38,682
Other Real Estate Owned	626	538	-	-	-	-
Total Nonperforming Assets	$ 69,404	$ 66,151	$ 51,855	$ 49,481	$ 61,696	$ 61,700
Total Assets	$ 4,426,348	$ 5,108,442	$ 5,462,092	$ 6,174,032	$ 7,547,339	$ 8,129,480
Nonperforming Assets as a % of Total Assets	1.57%	1.29%	0.95%	0.80%	0.82%	0.76%
Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets	0.14%	0.38%	0.44%	0.42%	0.51%	0.48%

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